1290 Funds®

1290 SmartBeta Equity Fund

Supplement Dated November 20, 2018 to the Prospectus and Statement of Additional Information Dated March 1, 2018, as Supplemented

This Supplement updates certain information contained in the Prospectus of 1290 Funds (“Trust”), dated March 1, 2018, as supplemented. You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus, Summary Prospectus and Statement of Additional Information, free of charge, by calling 1-888-310-0416 or by sending an e-mail request to 1290Funds@mediantonline.com, or you can view, print, and download a copy of these documents at the Trust’s website at www.1290Funds.com.

The purpose of this Supplement is to provide you with information regarding portfolio managers changes with respect to the 1290 SmartBeta Equity Fund (the “Fund”):

Information Regarding

1290 SmartBeta Equity Fund

Kevin Chen no longer serves as a member of the team that is jointly and primarily responsible for the securities selection, research and trading for the Fund.

References to Kevin Chen contained in the section of the Prospectus entitled “1290 SmartBeta Equity Fund — Class A, T, I and R Shares — Who Manages the Fund — Sub-Adviser: Rosenberg Equities” and “Management of the Trust — The Sub-Advisers — AXA Rosenberg Investment Management, LLC (“Rosenberg Equities”)” are hereby deleted in their entirety.

The table in the section of the Prospectus entitled “1290 SmartBeta Equity Fund — Class A, T, I and R Shares — Who Manages the Fund — Sub-Adviser: Rosenberg Equities” is amended to include the following information:

Name	Title	Date Began Managing the Portfolio
Anubhuti Gupta	Director of Asia and Head of Portfolio Management for Asia	September 2018

The section of the Prospectus entitled “Management of the Funds — The Sub-Advisers — AXA Rosenberg Investment Management LLC (“Rosenberg Equities”)” is amended to include the following information:

Anubhuti Gupta is a Director of Asia and Head of Portfolio Management for Asia and has held this position since 2018. Prior to this, she was the Pan Asia Deputy Chief Investment Officer at Rosenberg Equities from 2015 to 2018. Ms. Gupta joined AXA IM in 2005 as a Portfolio Manager.

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References to Kevin Chen, contained in the section of the Statement of Additional Information entitled “Appendix B — Portfolio Manager Information” with respect to the Fund are hereby deleted in their entirety.

The section of the SAI entitled “Appendix B — 1290 Funds — Portfolio Manager Information — AXA Rosenberg Investment Management, LLC (“Rosenberg Equities”)” is amended to include the following information:

AXA Rosenberg Investment Management LLC (“Rosenberg Equities”)
Portfolio Manager

Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of October 31, 2018

							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies[1]		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (million)	Number of Accounts	Total Assets (million)	Number of Accounts	Total Assets (million)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
1290 SmartBeta Equity Fund

Anubhuti Gupta	0	N/A	10	$1,489	11	$1,941	0	N/A	1	$74.072	0	N/A

Ownership of Securities of the Portfolio as of October 31, 2018

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
1290 SmartBeta Equity Fund
Anubhuti Gupta	X

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